UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August  15,  2018

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective August 15, 2018, the Board of Directors (the “Board”) of WD-40 Company (the “Company”), based upon the recommendation of the Corporate Governance Committee of the Board, approved an amendment to the Company’s Bylaws (as amended and restated, the “Amended Bylaws”) to add provisions to establish the right of stockholders to request that the Company call a special meeting of stockholders.

The Amended Bylaws provide that record holders of the Company’s common stock representing not less than fifteen percent of the Company’s outstanding shares may present a request to call a special meeting. The requisite percentage of shares must be held as “net long” positions, as defined in Rule 14e-4 under the Securities Exchange Act of 1934 and as more specifically set forth in the Amended Bylaws.

The Amended Bylaws set forth specific requirements for the content and delivery of a request to call a special meeting of stockholders, including the purpose(s) for which the meeting is to be called, information and documentation relating to the matters to be considered and acted upon at the meeting, information relating to the requesting stockholders and any nominees for election as directors, and agreements and representations regarding the request and the meeting.

The Amended Bylaws include other procedural and conditional requirements relating to the right of stockholders to request a special meeting of stockholders.  These include restrictions upon the time that a request may be presented relative to past and scheduled meetings of stockholders, limitations on matters previously considered at a recent meeting of the stockholders or to be considered at a scheduled meeting of stockholders, and compliance with other specified requirements.

The Amended Bylaws provide that the Board will establish the date, time and place for any special meeting of stockholders and will set the record date for determination of the stockholders entitled to vote at the meeting.

The foregoing summary is qualified in its entirety by reference to the Amended Bylaws, which are attached as Exhibit 3.1 hereto and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of WD-40 Company, dated August 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: August 16, 2018	/s/ RICHARD T. CLAMPITT
Richard T. Clampitt
Vice President, General
Counsel and Corporate Secretary